UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  August 1, 2011

TeamStaff, Inc.
(Exact name of registrant as specified in its charter)

COMMISSION FILE NUMBER:  0-18492

New Jersey	22-1899798
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1776 Peachtree Street, N.W.

Atlanta, GA 30309

(Address and zip code of principal executive offices)

(866) 952-1647
(Registrant’s telephone number, including area code)

1 Executive Drive, Suite 130, Somerset, N.J. 08873

(Former name or former address if changed since last report.)

CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

TeamStaff, Inc. (the “Company”) has relocated its principal executive offices from Somerset, New Jersey to Atlanta, Georgia, effective immediately. The Company’s principal executive offices will be located at 1776 Peachtree Street, N.W., Atlanta, Georgia 30309, Suite 450N on a temporary basis and will be subsequently relocated to 1776 Peachtree Street, N.W., Suite 300S, when such premises are ready for occupancy.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

TeamStaff, Inc.
By:	/s/ Zachary C. Parker
Name:	Zachary C. Parker
Title:	Chief Executive Officer

Date:   August 2, 2011